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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Orthovita, Inc.'s previously filed Form S-8 Registration Statement Nos. 333-66681 and 333-90981 and Form S-3 Registration Statement No. 333-47386.


                                                /s/ ARTHUR ANDERSEN LLP


Philadelphia, PA
 April 2, 2001